                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      Each of the undersigned Directors of Pacific Gas and Electric Company (the "Company") hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN M. HAYES, and DOREEN A. LUDEMANN, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Company:

      (A) a Registration Statement to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of debt securities in a principal amount of up to US$9.4 billion (or the equivalent thereof in one or more foreign currencies) as contemplated by the Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for Pacific Gas and Electric Company, dated July 31, 2003, as the same may be amended, and for certain other reasons, and

      (B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.

      Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, we have signed these presents this 23rd day of September, 2003.

   /s/ David R. Andrews                            /s/ David M. Lawrence, MD
---------------------------------               --------------------------------
David R. Andrews                                David M. Lawrence, MD

   /s/ David A. Coulter                            /s/ Mary S. Metz
---------------------------------               --------------------------------
David A. Coulter                                Mary S. Metz

   /s/ C. Lee Cox                                  /s/ Carl E. Reichardt
---------------------------------               --------------------------------
C. Lee Cox                                      Carl E. Reichardt

   /s/ William S. Davila                           /s/ Gordon R. Smith
---------------------------------               --------------------------------
William S. Davila                               Gordon R. Smith

   /s/ Robert D. Glynn, Jr.                        /s/ Barry Lawson Williams
---------------------------------               --------------------------------
Robert D. Glynn, Jr.                            Barry Lawson Williams

                                POWER OF ATTORNEY

      GORDON R. SMITH, the undersigned, President and Chief Executive Officer of Pacific Gas and Electric Company (the "Company"), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN M. HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said
Company:

      (A) a Registration Statement to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of debt securities in a principal amount of up to US$9.4 billion (or the equivalent thereof in one or more foreign currencies) as contemplated by the Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for Pacific Gas and Electric Company, dated July 31, 2003, as the same may be amended, and for certain other reasons, and

      (B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.

      The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have signed these presents this 23rd day of September, 2003.

                                                       /s/ Gordon R. Smith
                                                  ------------------------------
                                                           Gordon R. Smith

                                POWER OF ATTORNEY

      KENT M. HARVEY, the undersigned, Senior Vice President - Chief Financial Officer and Treasurer of Pacific Gas and Electric Company (the "Company"), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN M. HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President - Chief Financial Officer and Treasurer (principal financial officer) of said Company:

      (A) a Registration Statement to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of debt securities in a principal amount of up to US$9.4 billion (or the equivalent thereof in one or more foreign currencies) as contemplated by the Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for Pacific Gas and Electric Company, dated July 31, 2003, as the same may be amended, and for certain other reasons, and

      (B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.

      The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have signed these presents this 23rd day of September, 2003.

                                                        /s/ Kent M. Harvey
                                                  ------------------------------
                                                            Kent M. Harvey

                                POWER OF ATTORNEY

      DINYAR B. MISTRY, the undersigned, Vice President - Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, KATHLEEN HAYES, and DOREEN A. LUDEMANN, and each of them, as his attorneys in fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President - Controller (principal accounting officer) of said corporation:

      (A) a Registration Statement to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of debt securities in a principal amount of up to US$9.4 billion (or the equivalent thereof in one or more foreign currencies) as contemplated by the Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for Pacific Gas and Electric Company, dated July 31, 2003, as the same may be amended, and for certain other reasons, and

      (B) any and all amendments, supplements, and other filings or documents related to such Registration Statement.

      The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have signed these presents this 23rd day of September, 2003.

                                                       /s/ Dinyar B. Mistry
                                                  ------------------------------
                                                           Dinyar B. Mistry